                                               ------------------------------
                                                       OMB APPROVAL
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                                               OMB NUMBER:          3235-0145
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                          Exhibit I to Amendment No. 1

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 SCHEDULE 13G


                  Under the Securities Exchange Act of 1934
                        (Amendment No.              )*
                                      -------------




                          FOAMEX INTERNATIONAL INC.
-------------------------------------------------------------------------------
                               (Name of Issuer)

                   Common Stock, par value $0.01 per share
-------------------------------------------------------------------------------
                        (Title of Class of Securities)

                                   344123104
                          --------------------------
                                (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).





                               Page 8 of 16 pages

CUSIP No.    344123104                13G              Page   2   of   9   Pages
         ----------------------                             -----    -----

----------------------------------------------------------------------------------------------------------------------------------
      1        NAME OF REPORTING PERSON
               S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                       B.A.T Industries p.l.c.

----------------------------------------------------------------------------------------------------------------------------------
      2        CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                     (a) [ ]

                                                                                                                     (b) [ ]

----------------------------------------------------------------------------------------------------------------------------------
      3        SEC USE ONLY




----------------------------------------------------------------------------------------------------------------------------------
      4        CITIZENSHIP OR PLACE OF ORGANIZATION


                       England

----------------------------------------------------------------------------------------------------------------------------------
                               5     SOLE VOTING POWER

                                              -0-

                             -----------------------------------------------------------------------------------------------------
                               6     SHARED VOTING POWER
       NUMBER OF
         SHARES                               1,347,100
      BENEFICIALLY
        OWNED BY             -----------------------------------------------------------------------------------------------------
          EACH                 7     SOLE DISPOSITIVE POWER
        REPORTING
         PERSON                               -0-
          WITH
                             -----------------------------------------------------------------------------------------------------
                               8     SHARED DISPOSITIVE POWER

                                              1,347,100

----------------------------------------------------------------------------------------------------------------------------------
      9        AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                       1,347,100


----------------------------------------------------------------------------------------------------------------------------------
      10       CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                     [ ]

                       N.A.



----------------------------------------------------------------------------------------------------------------------------------
      11       PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                       5.05%

----------------------------------------------------------------------------------------------------------------------------------
      12       TYPE OF REPORTING PERSON*

                       HC
----------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                               Page 9 of 16 pages

CUSIP No.    344123104                13G              Page   3   of   9   Pages
         ----------------------                             -----    -----

----------------------------------------------------------------------------------------------------------------------------------
      1      NAME OF REPORTING PERSON
             S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                      Farmers Group, Inc.

----------------------------------------------------------------------------------------------------------------------------------
      2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                          (a) [ ]

                                                                                                                        (b) [ ]

----------------------------------------------------------------------------------------------------------------------------------
      3      SEC USE ONLY




----------------------------------------------------------------------------------------------------------------------------------
      4      CITIZENSHIP OR PLACE OF ORGANIZATION


                      Nevada

----------------------------------------------------------------------------------------------------------------------------------
                              5     SOLE VOTING POWER

                                            -0-

                             -----------------------------------------------------------------------------------------------------
       NUMBER OF              6     SHARED VOTING POWER
         SHARES
      BENEFICIALLY                          1,347,100
        OWNED BY
          EACH               -----------------------------------------------------------------------------------------------------
        REPORTING             7     SOLE DISPOSITIVE POWER
         PERSON
          WITH                              -0-

                             -----------------------------------------------------------------------------------------------------
                              8     SHARED DISPOSITIVE POWER

                                            1,347,100

----------------------------------------------------------------------------------------------------------------------------------
      9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                      1,347,100

----------------------------------------------------------------------------------------------------------------------------------
     10      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                          [ ]

                      N.A.

----------------------------------------------------------------------------------------------------------------------------------
     11      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                      5.05%

----------------------------------------------------------------------------------------------------------------------------------
     12      TYPE OF REPORTING PERSON*

                      IC
----------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 10 of 16 pages

Item 1 (a).                       Name of Issuer:
----------

                                  FOAMEX INTERNATIONAL INC.

Item 1 (b).                       Address of Issuer's Principal Executive Office:
----------

                                  1000 Columbia Avenue
                                  Linwood, PA 19061

Item 2(a).                        Name of Person Filing:
---------

                                  B.A.T Industries p.l.c., an English corporation ("B.A.T"), and Farmers Group, Inc. ("Farmers"), a
                                  Nevada corporation; Farmers is the beneficial owner of the Issuer's securities identified in Item
                                  2(d) below through various subsidiaries of Farmers, by insurance exchanges for which Farmers acts as attorney-in-fact or by benefit plans for employees of Farmers and its subsidiaries for which
                                  Farmers has investment discretion.  No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made; and B.A.T may be deemed to be the indirect beneficial owner of such securities by indirectly owning 100% of the issued and outstanding shares of Farmers through B.A.T's wholly-owned subsidiary, South Western Nominees
                                  Limited.  The filing of this statement by B.A.T shall not be construed as an admission that B.A.T is, for the purposes of Section 13(d) or 13(g) of the Act or under the laws or regulations of the
                                  United Kingdom, the beneficial owner of any securities covered by this statement.

Item 2(b).                        Address of Principal Business Office or, if none, Residence:
---------

                                  B.A.T Industries p.l.c.
                                  Windsor House
                                  50 Victoria Street
                                  London SW1H ONL
                                  England

                                  Farmers Group, Inc.
                                  4680 Wilshire Boulevard
                                  Los Angeles, California 90010
                                  USA





                              Page 11 of 16 pages

Item 2(c).                        Citizenship:
---------

                                  B.A.T Industries p.l.c.           - England
                                  Farmers Group, Inc.               - Nevada

Item 2(d).                        Title of Class of Securities:
---------

                                  Common stock, par value $ 0.01 per share

Item 2(e).                        CUSIP Number: 344123104
---------

Item 3.                   This statement is filed pursuant to Rule 13d-1(b) by B.A.T, a Parent Holding Company, in accordance with
------                    Section 240.13d-1(b)(1)(ii)(G), and by Farmers Group, Inc., an Insurance Company incorporated under the laws of Nevada.

Item 4.                   Ownership:
------

                                  (a)      Amount Beneficially Owned:

                                                   1,347,100

                                           The shares being reported were acquired by various subsidiaries of Farmers Group, Inc. by insurance exchanges for which Farmers Group, Inc., acts as attorney-in-fact or by benefit plans for employees of Farmers Group, Inc. and its subsidiaries for which Farmers Group,
                                           Inc. has investment discretion.  No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made.

                                  (b)      Percent of Class:

                                                   5.05%

                                  (c)      Number of shares as to which person has:

                                           (i)     sole voting power:                -0-
                                           (ii)    shared voting power:              1,347,100
                                           (iii)   sole disposition power:           -0-
                                           (iv)    shared disposition power:         1,347,100

Item 5.                   Ownership of Five Percent or Less of a Class:
------

                                  Not Applicable.





                              Page 12 of 16 pages

Item 6.                   Ownership of More than Five Percent on Behalf of Another Person:
------

                                  Not Applicable.

Item 7.                   Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the
------                    Parent Holding Company:

                                  See Exhibit I.

Item 8.                   Identification and Classification of Members of the Group:
------

                                  Not Applicable.

Item 9.                   Notice of Dissolution of the Group:
------

                                  Not Applicable.

Item 10.                          Certification:
-------

                                  By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.





                              Page 13 of 16 pages

                                   SIGNATURES


                 After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  B.A.T Industries p.l.c.


Dated February 6, 1996            By:  /s/ Anthony Robert Holliman
                                     -----------------------------------------

                                     Name:  Anthony Robert Holliman
                                     Title:  Assistant Corporate Secretary





                              Page 14 of 16 pages

                                   SIGNATURES


                 After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  FARMERS GROUP, INC.


Dated February 6, 1996            By:  /s/ Maryann Seltzer
                                     -----------------------------------
                                     Name:  Maryann Seltzer
                                     Title:  Corporate Secretary





                              Page 15 of 16 pages

                                   Exhibit I


This Statement is filed pursuant to Rule 13d-1(b) by B.A.T Industries p.l.c., a Parent Holding Company, in accordance with Section 240.13d-1(b)(1)(ii)(G), with respect to securities held by Farmers Group, Inc., an Insurance Company incorporated under the laws of Nevada.





                              Page 16 of 16 pages